UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    Form 8-K




                                 CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2000


                              RIVERSIDE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                            Florida 0-9209 59-1144172
               (State of other (Commission File No.) (IRS Employer
                         jurisdiction of Identification
                             incorporation) number)





                7800 Belfort Parkway, Jacksonville, Florida 32256
               (Address of principal executive offices) (Zip Code)


                                  904-281-2200
              (Registrant's telephone number, including area code)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1)       Dismissal of previous independent accountants

                (i) On May 26, 2000, the Company appointed Deloitte & Touche LLP("Deloitte") as the Company's independent accountants and dismissed PricewaterhouseCoopers LLP (PWC). Deloitte will audit the Company's consolidated financial statements for the year ended December 31, 2000.

                (ii) The reports of PWC on the Company's consolidated financial statements for the years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except such opinion was qualified as to "the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern".

               (iii) The Company's Board of Directors participated in, and approved the decision tochange independent accountants.

               (iv) During the two most recent fiscal years and through May 26, 2000, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PWC would have caused PWC to make reference thereto in their report on the financial statements for such years.

               (v) During the two most recent fiscal years and through May 26, 2000, there have been no reportable events (as defined in Regulation S-K Items 304(a)(1)(v)).

       (2) The Company engaged Deloitte as its new independent accountants on May 26, 2000. During the two most recent fiscal years and through May 26, 2000, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

       (3) The Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                (c)   Exhibits.

                      NONE


                                        3


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RIVERSIDE GROUP, INC.



Date:   May 31, 2000                    By:  /s/ Catherine J. Gray
                                           --------------------------
                                           Catherine J. Gray
                                           Senior Vice President
























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